UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

June 10, 2004

ESCHELON OPERATING COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

41-1945204
(Commission File No.)	(IRS Employer Identification No.)

730 Second Avenue

Minneapolis, MN  55402

(Address of principal executive offices and zip code)

(612) 376-4400

(Registrant’s telephone number, including area code)

Item 5.  Other Events

On June 10, 2004, Eschelon Operating Company (the “Company”) issued a press release (the “Press Release”) announcing the extension of the Company’s exchange offer.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in the press release attached as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.  Financial Statements and Exhibits

(a)           Not Applicable.

(b)           Not Applicable.

(c)           Exhibits.  99.1 Press Release dated June 10, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 10, 2004	Eschelon Operating Company

	/s/	Geoffrey M. Boyd
	By:	Geoffrey M. Boyd
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.

99.1	Press release issued by the Company on June 10, 2004.